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                                                                    EXHIBIT 99.1

[TECH TEAM LOGO]                                                     NEWSRELEASE


                                                             NASDAQ/NM -- "TEAM"

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FOR IMMEDIATE RELEASE, Friday, May 14, 2004

TECHTEAM GLOBAL ANNOUNCES ACQUISITION OF ADVANCED NETWORK ENGINEERING IN BELGIUM

ACQUISITION WILL GREATLY EXPAND TECHTEAM'S EUROPEAN SYSTEMS INTEGRATION BUSINESS SEGMENT AND EXTEND THE COMPANY'S EUROPEAN PRESENCE

SOUTHFIELD, MICHIGAN and BRUSSELS, BELGIUM, May 14, 2004... TECHTEAM GLOBAL NV/SA, a wholly owned subsidiary of TECHTEAM GLOBAL, INC., (Nasdaq: TEAM), a global provider of information technology and business process outsourcing services, today announced that it has purchased all of the outstanding equity of ADVANCED NETWORK ENGINEERING ("A.N.E."), effective as of May 13, 2004. A.N.E. is a diversified information technology ("IT") services and solutions company headquartered in Gent, Belgium, providing software application, network, and systems integration services to various global, pan-European, and Belgian customers. Founded in 1996, A.N.E. reported revenue of E4.60 million and net income of E82,000 for the twelve month period ended March 31, 2004. The new company will conduct business under the name TECHTEAM A.N.E. NV/SA and will operate as a wholly owned subsidiary of TechTeam Global NV/SA.

Advanced Network Engineering specializes in designing and implementing total IT services solutions, both for customers creating a new network installation or migrating, upgrading, or expanding their current IT architecture. These solutions include network (LAN/WAN) design, installation, connectivity, security, storage, and systems and application integration. A.N.E. is a Cisco Partner, Microsoft Certified Solutions Provider, Hewlett Packard Solutions Partner, IBM Business Partner, Citrix Silver Partner, Novell Business Expert, Computer Associates Enterprise Silver Solution Partner, Lotus Advanced Business Partner, Symantec Enterprise Partner, Belgacom Data Partner, and UUNET value-added reseller.

Terms of the transaction will be contained in a Form 8-K filing to be made by TechTeam with the United States Securities and Exchange Commission. TechTeam anticipates this acquisition will be accretive to its earnings for the fiscal year ending December 31, 2004. However, the Company provides no assurances regarding the acquisition's potential impact on the Company's results of operations.

                                   -- More --

27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866 -
                     Fax (248) 357-2570 - www.techteam.com


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[TECH TEAM LOGO]                                                     NEWSRELEASE


Commenting on this announcement, Christoph Neut, Managing Director of TechTeam Global NV/SA and Vice President -- Sales and Marketing, Europe, Middle East, and Africa ("EMEA") for TechTeam Global, stated, "We are very excited about this acquisition and the immediate and significant expansion it will provide to our presence in the rapidly growing data systems integration and IT solutions provisioning business. Advanced Network Engineering is a recognized leader in its market, has a reputation for providing outstanding customer service, and has a highly skilled and client-focused work force. We are delighted to have A.N.E. join the TechTeam Global family of companies. Advanced Network Engineering will provide TechTeam with an important and immediate entree to the commercial systems integration market. With an established customer base, over 300 employees based in Belgium, a strong management team, and the requisite financial support, TechTeam is committed to expand our portfolio of value-added IT services, which will further complement our established call center and help desk support service lines. The addition of A.N.E. to TechTeam will be immediately accretive to TechTeam's earnings in 2004 and help us continue to expand our market share and revenue growth from our core business groups."

Also commenting on this announcement, Peter De Gendt, Managing Director of Advanced Network Engineering, stated, "We are equally delighted to be joining forces with a company of TechTeam Global's reputation and stature. We believe that the transaction with TechTeam will allow us to be more successful than we could have otherwise been as an independent company. TechTeam's extensive experience in delivering integrated help desk and call center solutions, superior overall customer value proposition and outstanding technical tools will allow us to expand our offering to our corporate clients with multilingual helpdesk services. The financial strength of TechTeam Global will allow A.N.E. to further invest in strategic, leading-edge IT solutions such as remote monitoring, voice-over-IP technology, and network security. We are very excited about this transaction and look forward to becoming part of the TechTeam Global organization."

TECHTEAM GLOBAL, INC. is a global provider of information technology and business process outsourcing services. The Company's ability to integrate computer services into a flexible, total single point of contact solution is a key element of its success. Partnerships with some of the world's "best-in-class" corporations provide TechTeam with unparalleled experience and expertise in providing the following IT support solutions: help desk/call center services, technical staffing, professional services/systems integration, and training programs. For information about TechTeam Global, Inc. and its outstanding services call 1-248-357-2866 (US) or +32 2 706 25 11 (EMEA).

                                   -- More --





27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866 -
                     Fax (248) 357-2570 - www.techteam.com


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[TECH TEAM LOGO]                                                     NEWSRELEASE


SAFE HARBOR STATEMENT
The statements contained in this press release that are not purely historical, including statements regarding the Company's expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the potential impact of this acquisition on the Company's revenue and earnings performance going forward. Forward-looking statements may be identified by words including, but not limited to, "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. There are significant risks associated with the Company's ability to successfully integrate this acquisition on a timely basis. Further, there can be no assurance that it will have the impact on the Company's financial condition and results of operations contemplated in this release. The factors that could affect the anticipated impact include but are not limited to our ability to retain key employees of the acquired company and develop the cross selling opportunities. The forward-looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company's Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission.



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CONTACTS:

TECHTEAM GLOBAL, INC.   TECHTEAM GLOBAL, NV/SA          A.N.E.
William F. Coyro, Jr.   Christoph Neut                  Peter De Gendt
President and Chief     Vice President -- Sales and     Managing Director
Executive Officer       Marketing, EMEA                 (+32) 9 223 5174
(+1) 248-357-2866       (+32) 2 706 25 01               Peter.degendt@ANE-be.com
wcoyro@techteam.com     cneut@techteam.com



27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866 -
                     Fax (248) 357-2570 - www.techteam.com